SCHEDULE E

TO THE DISTRIBUTION AGREEMENT

CDSC Shares

(Class B Shares)

(Effective as of June 27, 2009)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan Prime Money Market Fund -- Class B Shares	JPMorgan Prime Money Market Fund -- Class B Shares
JPMorgan Liquid Assets Money Market Fund -- Class B Shares	One Group Prime Money Market Fund -- Class B Shares
JPMorgan U.S. Treasury Plus Money Market Fund -- Class B Shares	One Group U.S. Treasury Securities Money Market Fund -- Class B Shares

Equity Funds

Current Name	Prior Name
JPMorgan Diversified Fund -- Class B Shares	JPMorgan Diversified Fund -- Class B Shares
JPMorgan Dynamic Small Cap Fund -- Class B Shares	JPMorgan Dynamic Small Cap Fund -- Class B Shares
JPMorgan Emerging Markets Equity Fund -- Class B Shares	JPMorgan Fleming Emerging Markets Equity Fund – Class B Shares
JPMorgan International Equity Fund -- Class B Shares	JPMorgan Fleming International Equity Fund -- Class B Shares
JPMorgan International Opportunities Fund -- Class B Shares	JPMorgan Fleming International Opportunities Fund – Class B Shares
JPMorgan International Small Cap Equity Fund -- Class B Shares	JPMorgan Fleming International Small Cap Equity Fund -- Class B Shares
JPMorgan International Value Fund -- Class B Shares	JPMorgan Fleming International Value Fund -- Class B Shares
JPMorgan Intrepid European Fund -- Class B Shares	JPMorgan Fleming Intrepid European Fund -- Class B Shares
JPMorgan Intrepid Japan Fund -- Class B Shares	JPMorgan Fleming Japan Fund -- Class B Shares and JPMorgan Japan Fund -- Class B Shares (name effective until 3/31/08)
JPMorgan Growth and Income Fund -- Class B Shares	JPMorgan Growth and Income Fund -- Class B Shares
JPMorgan Market Neutral Fund -- Class B Shares	JPMorgan Market Neutral Fund -- Class B Shares
JPMorgan Growth Advantage Fund -- Class B Shares	JPMorgan Mid Cap Growth Fund -- Class B Shares
JPMorgan Mid Cap Value Fund -- Class B Shares	JPMorgan Mid Cap Value Fund -- Class B Shares
JPMorgan Small Cap Equity Fund -- Class B Shares	JPMorgan Small Cap Equity Fund -- Class B Shares

Current Name	Prior Name
JPMorgan Tax Aware U.S. Equity Fund -- Class B Shares	JPMorgan Tax Aware U.S. Equity Fund -- Class B Shares
JPMorgan U.S. Equity Fund -- Class B Shares	JPMorgan U.S. Equity Fund -- Class B Shares
Undiscovered Managers Behavioral Growth Fund -- Class B Shares	Undiscovered Managers Behavioral Growth Fund -- Class B Shares
Undiscovered Managers Behavioral Value Fund -- Class B Shares	Undiscovered Managers Behavioral Value Fund -- Class B Shares
JPMorgan Realty Income Fund -- Class B Shares	Undiscovered Managers REIT Fund -- Class B Shares (this name change effective 12/31/05)
JPMorgan Intrepid Mid Cap Fund -- Class B Shares	One Group Diversified Mid Cap Fund -- Class B Shares and JPMorgan Diversified Mid Cap Fund -- Class B Shares
JPMorgan Equity Income Fund -- Class B Shares	One Group Equity Income Fund -- Class B Shares
JPMorgan Equity Index Fund -- Class B Shares	One Group Equity Index Fund -- Class B Shares
JPMorgan International Equity Index Fund -- Class B Shares	One Group International Equity Index Fund -- Class B Shares
JPMorgan Large Cap Growth Fund -- Class B Shares	One Group Large Cap Growth Fund -- Class B Shares
JPMorgan Large Cap Value Fund -- Class B Shares	One Group Large Cap Value Fund -- Class B Shares
JPMorgan Market Expansion Index Fund -- Class B Shares	One Group Market Expansion Index Fund -- Class B Shares
JPMorgan Multi-Cap Market Neutral Fund - Class B Shares	One Group Market Neutral Fund - Class B Shares
JPMorgan Mid Cap Growth Fund -- Class B Shares	One Group Mid Cap Growth Fund -- Class B Shares and JPMorgan Diversified Mid Cap Growth Fund – Class B Shares (name effective until 6/27/09)
JPMorgan Small Cap Growth Fund -- Class B Shares	One Group Small Cap Growth Fund -- Class B Shares
JPMorgan Small Cap Value Fund -- Class B Shares	One Group Small Cap Value Fund -- Class B Shares

Fixed Income Funds

Current Name	Prior Name
JPMorgan Intermediate Tax Free Bond Fund -- Class B Shares	JPMorgan Intermediate Tax Free Income Fund -- Class B Shares
JPMorgan New York Tax Free Bond Fund -- Class B Shares	JPMorgan New York Intermediate Tax Free Income Fund -- Class B Shares
JPMorgan Arizona Municipal Bond Fund -- Class B Shares	One Group Arizona Municipal Bond Fund -- Class B Shares
JPMorgan Core Bond Fund -- Class B Shares	One Group Bond Fund -- Class B Shares
JPMorgan Government Bond Fund -- Class B Shares	One Group Government Bond Fund -- Class B Shares

Fixed Income Funds

Current Name	Prior Name
JPMorgan High Yield Bond Fund -- Class B Shares (to be renamed JPMorgan High Yield Fund as of the later of 9/1/09 or 60 days after shareholders are notified of the name change)	One Group High Yield Bond Fund -- Class B Shares
JPMorgan Core Plus Bond Fund -- Class B Shares	One Group Income Bond Fund -- Class B Shares
JPMorgan Michigan Municipal Bond Fund -- Class B Shares	One Group Michigan Municipal Bond Fund -- Class B Shares
JPMorgan Municipal Income Fund -- Class B Shares	One Group Municipal Income Fund -- Class B Shares
JPMorgan Ohio Municipal Bond Fund -- Class B Shares	One Group Ohio Municipal Bond Fund -- Class B Shares
JPMorgan Short Duration Bond Fund -- Class B Shares	One Group Short-Term Bond Fund -- Class B Shares
JPMorgan Short-Intermediate Municipal Bond Fund – Class B Shares	One Group Short-Term Municipal Bond Fund -- Class B Shares and JPMorgan Short Term Municipal Bond Fund -- Class B Shares (name effective until 4/30/09)
JPMorgan Tax Free Bond Fund -- Class B Shares	One Group Tax-Free Bond Fund -- Class B Shares
JPMorgan Treasury & Agency Fund – Class B Shares	JPMorgan Treasury & Agency Fund – Class B Shares
JPMorgan Ultra Short Duration Bond Fund -- Class B Shares	One Group Ultra Short-Term Bond Fund -- Class B Shares and JPMorgan Ultra Short Term Bond Fund -- Class B Shares (name effective until 7/1/06)

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund -- Class B Shares	One Group Investor Balanced Fund -- Class B Shares
JPMorgan Investor Conservative Growth Fund -- Class B Shares	One Group Investor Conservative Growth Fund -- Class B Shares
JPMorgan Investor Growth & Income Fund -- Class B Shares	One Group Investor Growth & Income Fund -- Class B Shares
JPMorgan Investor Growth Fund -- Class B Shares	One Group Investor Growth Fund -- Class B Shares

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J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

J.P. Morgan Fleming Series Trust

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:
Name:
Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:
Name:
Title: